Pension and Post-retirement and Other Benefit Plans - Pension and Other Postretirement Benefit Costs (Details) - Pensions - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 1.1	$ 1.7	$ 2.2
Interest cost	12.8	7.4	6.4
Expected return on plan assets	(17.1)	(15.7)	(15.6)
Amortization of net actuarial loss	5.0	8.0	7.7
Settlement loss recognized	0.0	0.2	0.1
Total costs	$ 1.8	$ 1.6	$ 0.8